Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt
NOTE 12. DEBT

Long-term debt of AT&T and its subsidiaries, including interest rates and maturities, is summarized as follows at December 31:

						2020	2019
Notes and debentures
Interest Rates			Maturities[1]
0.98%	-	2.99%	2020	-	2039	$25,549	$17,404
3.00%	-	4.99%	2020	-	2050	110,317	102,595
5.00%	-	6.99%	2020	-	2095	24,259	34,513
7.00%	-	9.15%	2020	-	2097	5,006	5,050
Credit agreement borrowings						300	4,969
Fair value of interest rate swaps recorded in debt						20	26
						165,451	164,557
Unamortized (discount) premium - net						(9,710)	(2,996)
Unamortized issuance costs						(532)	(452)
Total notes and debentures						155,209	161,109
Finance lease obligations						2,036	2,034
Total long-term debt, including current maturities						157,245	163,143
Current maturities of long-term debt						(3,470)	(11,834)
Total long-term debt						$153,775	$151,309
[1]Maturities assume putable debt is redeemed by the holders at the next opportunity.
We had outstanding Euro, British pound sterling, Canadian dollar, Mexican peso, Australian dollar, Swiss franc and Brazilian real denominated debt of approximately $43,399 and $42,485 at December 31, 2020 and 2019, respectively.

The weighted-average interest rate of our entire long-term debt portfolio, including the impact of derivatives, was approximately 4.1% as of December 31, 2020 and 4.4% as of December 31, 2019.

Current maturities of long-term debt include an accreting zero-coupon note that may be redeemed each May, until maturity in 2022. If the zero-coupon note (issued for principal of $500 in 2007 and partially exchanged in the 2017 debt exchange offers) is held to maturity, the redemption amount will be $592.

Debt maturing within one year consisted of the following at December 31:

	2020	2019
Current maturities of long-term debt	$3,470	$11,834
Bank borrowings[1]	—	4
Total	$3,470	$11,838
[1]Outstanding balance of short-term credit facility of a foreign subsidiary.

Financing Activities
During 2020, we received net proceeds of $31,988 on the issuance of $32,241 in long-term debt in various markets, with an average weighted maturity of approximately 20 years and a weighted average interest rate of 3.2%. We repaid $39,758 in borrowings of various notes with a weighted average coupon of 3.2%.

Tender Offers and Debt Exchanges
In August 2020, we repurchased $11,384 of AT&T global notes and subsidiary notes due 2021 to 2025 through cash tender offers.

In September 2020, we exchanged $17,677 of AT&T and subsidiary notes, with interest rates ranging from 4.350% to 8.750% and original maturities ranging from 2031 to 2058 for $1,459 of cash and $21,500 of three new series of AT&T Inc. global notes, with interest rates ranging from 3.500% to 3.650% and maturities ranging from 2053 to 2059.

In December 2020, we also exchanged $8,280 of AT&T and subsidiary notes, with interest rates ranging from 2.950% to 7.125% and original maturities ranging from 2026 to 2048 for $8 of cash and $9,678 of two new series of AT&T global notes, with interest rates of 2.550% and 3.800% and maturities of 2033 and 2057, respectively.

As of December 31, 2020 and 2019, we were in compliance with all covenants and conditions of instruments governing our debt. Substantially all of our outstanding long-term debt is unsecured. Maturities of outstanding long-term notes and debentures, as of December 31, 2020, and the corresponding weighted-average interest rate scheduled for repayment are as follows:

	2021	2022	2023	2024	2025	Thereafter
Debt repayments[1]	$3,418	$5,951	$7,779	$7,849	$6,389	$134,268
Weighted-average interest rate	3.8%	3.3%	3.4%	3.3%	3.9%	4.2%
[1]Debt repayments represent maturity value and assume putable debt is redeemed at the next opportunity. Foreign debt includes the impact from hedges, when applicable.

Credit Facilities
General
In September 2019, we entered into and drew on a $1,300 term loan credit agreement containing (i) a 1.25 year $400 facility due in 2020, (ii) a 2.25 year $400 facility due in 2021, and (iii) a 3.25 year $500 facility due in 2022, with Bank of America, N.A., as agent. These facilities were repaid and terminated in the second quarter of 2020.
In April 2020, we entered into and drew on a $5,500 Term Loan Credit Agreement (Term Loan) with 11 commercial banks and Bank of America, N.A. as lead agent. We repaid and terminated the Term Loan in May 2020.
On January 29, 2021, we entered into a $14,700 Term Loan Credit Agreement (Term Loan), with Bank of America, N.A., as agent. The Term Loan is available for a single draw at any time before May 29, 2021. The proceeds will be used for general corporate purposes, which may include among other things, financing acquisitions of additional spectrum. The entire principal amount of the Term Loan will be due and payable 364 days after the date on which the borrowing is made. At January 31, 2021, we had approximately $6,100 of commercial paper outstanding.

Revolving Credit Agreements
In November 2020, we amended one of our $7,500 revolving credit agreements by extending the termination date. In total, we have two $7,500 revolving credit agreements, totaling $15,000, with one terminating on December 11, 2023 and the other terminating on November 17, 2025. No amounts were outstanding under either agreement as of December 31, 2020.

Each of the credit agreements contains covenants that are customary for an issuer with an investment grade senior debt credit rating, as well as a net debt-to-EBITDA (earnings before interest, taxes, depreciation and amortization, and other modifications described in each agreement) financial ratio covenant requiring AT&T to maintain, as of the last day of each fiscal quarter, a ratio of not more than 3.5-to-1. The events of default are customary for agreements of this type and such events would result in the acceleration of, or would permit the lenders to accelerate, as applicable, required payments and would increase each agreement’s relevant Applicable Margin by 2.00% per annum.

The obligations of the lenders under two revolving credit agreements to provide advances will terminate on December 11, 2023, and November 17, 2025, unless the commitments are terminated in whole prior to that date. All advances must be repaid no later than the date on which lenders are no longer obligated to make any advances under the applicable credit agreement.

Each of the credit agreements provides that we and lenders representing more than 50% of the facility amount may agree to extend their commitments under such Credit Agreement for two one-year periods beyond the initial termination date. We have the right to terminate, in whole or in part, amounts committed by the lenders under each of the credit agreements in excess of any outstanding advances; however, any such terminated commitments may not be reinstated.

Advances under these agreements would bear interest, at our option, either:
•at a variable annual rate equal to: (1) the highest of (but not less than zero) (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate, (b) 0.5% per annum above the federal funds rate, and (c) the London interbank offered rate (or the successor thereto) (“LIBOR”) applicable to dollars for a period of one month plus 1.00%, plus (2) an applicable margin, as set forth in the applicable Credit Agreement (the “Applicable Margin for Base Advances”); or
•at a rate equal to: (i) LIBOR (adjusted upwards to reflect any bank reserve costs) for a period of one, two, three or six months, as applicable, plus (ii) an applicable margin, as set forth in the applicable Credit Agreement (the “Applicable Margin for Eurodollar Rate Advances”).

We pay a facility fee of 0.070%, 0.080%, 0.100% or 0.125% per annum of the amount of the lender commitments, depending on AT&T’s credit rating.